CHINA AGRITECH

Roth Capital Partners Presentation

September 2006

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, disruption in the supply of raw materials, ability to protect proprietary formula and manufacturing process, future national or regional economic and competitive positions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

Equity Snapshot

Listed on the OTC Bulletin Board	
Symbol:	CAGC
Price (8/18/06):	$2.75
Market Cap:	$52.64 mil
Shares Outstanding:	19.1 mil
Revenues (ttm):	$26.09 mil
Price to Sales (ttm):	2.1
Net Income (ttm)	$4.7 mil
EPS (ttm)	$0.27
P/E	10.2x

CHINA AGRITECH

Investment Highlights

- Market leader - growing liquid compound organic fertilizer industry
- Expanding capacity - built concentrate factory in Beijing
- Additional distribution – adding four new converting facilities
- Competitive advantage - proprietary formulations and advanced technology
- Growth - domestic and international expansion strategy
- Government support - organic fertilizer market



CHINA AGRITECH

China Fertilizer Market Overview

- China is the largest consumer and manufacturer of fertilizer
  - China represents 35% of world fertilizer consumption
    9% of world's arable land to feed 21% of the world's population

- Fertilizer industry in China is a $17 billion market
  - Highly fragmented with over 7,000 fertilizer companies – ripe for consolidation



7%
3%
10%
30%
50%
Organic fertilizer including liquid
Compound fertilizer
NPK fertilizer
Biotech fertilizer
Others

CHINA AGRITECH



Market Opportunity

- Growing population
- New middle class demands better quality and healthier foods
- Higher demand for grain as meat consumption increases
- Shrinking land resources due to pollution & degradation
- Chinese National Standard for Organic Produce established in 2005
- Ministry of Agriculture supports organic compound fertilizers for sustainable agriculture

Organic Fertilizer

- PRC mandate for 10% of crop production to be organic
- Constant use of chemical fertilizers
  - Degrades soil conditions which hurts future crop yields
  - Destroys plant's natural defense mechanism
  - Pollutes environment
  - Has resulted in contamination of 7% of arable land
  - Residues threatens public health
- Organic fertilizers
  - Increase nutrients
  - Improve long-term use of soil
  - Command higher retail prices for organically certified products

Liquid Fertilizer Consumption In China

Unit -100Million People


7
6
5
4
3
2
1
0
1988y
1992y
1996y
1998y
2000y
2002y
2004y
2005y

The number of farmers using liquid fertilizer increased from 0 to over 600 million from 1988 to 2005.

Source: www.huafei .jinnong.cn

CHINA AGRITECH



Government Mandates Driving Demand

- ❖ Cultivatable land has decreased by 6.6% from 1996 – 2005
- ❖ 10% of cropland is contaminated
- ❖ Organic fertilizers provide a viable solution for sustainable, improved agricultural yields and output

China Agritech is a key beneficiary of new agricultural policies

- ❖ Farm subsidies
- ❖ Elimination of agricultural taxes
- ❖ Promotion of organically grown "green foods"
- ❖ Support of environmental protection

CHINA AGRITECH

Company Overview

- Current market is northern China
  600 million farmers in 12 provinces
- Expanding to central, southern & western China
- 2 offices in Hong Kong and
  Beijing, China
- Manufacturing facility in Harbin
  - 46 distributors
  - Over 200 sales outlets
  - Production capacity:
    5,000 metric tons
- New Factory in Anhui
  - Production capacity:
    2,000 metric tons



CHINA AGRITECH

China Agritech's Product Lines

- <u>Lulingbao III</u>
  specially formulated for fruits and vegetables
- <u>Lulingbao IV</u>
  formulated for large scale crops and suitable for jet-spray
- <u>Tailong I</u>
  highly customizable for a fruits and economic crops that can be tailored to local soil conditions
- <u>Green Vitality – new line</u>
  premium line that will be marketed in the central and southern regions of China and can be applied to a large variety of crops


绿灵宝









CHINA AGRITECH



Technology-based Core Competency

- 13 years leading edge technology and product development
- Unique core technology
- Certified by PRC Ministry of Agriculture for effectiveness in all regions of China
- Custom formulations to local plants, soil & climate conditions
- Proprietary formulas
  - Contains over 30 active ingredients
  - Humic Acid – key component of organic liquid compound fertilizers

CHINA AGRITECH

Product Quality and Performance Advantages

- Dramatic impact on crop yields
- Easy application and better absorption
- No sedimentation 48 hours after dilution
- Highly concentrated – can be diluted 1000x, easy to transport

BENEFITS OF USE

- Increased photosynthesis
- Improved root absorption
- Enhanced resistance
- Improved plant quality and appearance
- Restored capability of soil production

Product Efficacy

Crop Type	Yield Increase
Wheat	15-30%
Maize	15-30%
Rice	20%
Soybean	10-20%
Peanuts	20%
Cotton	15-30%
Tobacco	25%
Watermelon	25-36%
Leafy Vegetables	40%
Potatoes	30%
Fruits	15-25%

CHINA AGRITECH



Aggressive Growth Campaign

Expansion in China

- Constructed a centralized "concentrate" factory in Beijing - 5,000 metric ton capacity
- Adding four new regional converting facilities in 2006
  - Anhui factory opened July 2006
  - Beijing to be opened in September
  - Larger customer base with multiple harvests
  - Additional 8,000 metric ton capacity
  - Two year tax holiday with 50% normal tax rate for following three years

International Expansion Opportunities

- Russia and Central Asia– First contract signed
- Southeast Asia – Malaysian initiative underway
- Higher margins

CHINA AGRITECH

New Manufacturing Facilities

Year end capacity will be 13,000 mt vs. 5,000 mt at the start of 2006

Xinjiang Subsidiary
2000 mt (completed by end of 2006)

Chongqing Subsidiary
2000 mt (completed by end of 2006)


KAZAKHSTAN
RUSSIA
MONGOLIA
KIRGIZSTAN
PAKISTAN
NEPAL
BHUTAN
INDIA
BANGLADESH
BURMA
VIETNAM
LAOS
THAILAND
CHINA
TIBET
QINGHAI
GANSU
INNER MONGOLIA
SICHUAN
YUNNAN
GUIZHOU
GUANGXI
GUANGDONG
HAINAN
HUNAN
HUBEI
HENAN
SHAANXI
SHANXI
HEBEI
SHANDONG
SHANGHAI
JIANGXI
FUJIAN
TAIWAN
LIAONING
JILIN
KOREA
SOUTH KOREA
Yellow Sea
East China Sea
South China Sea
Hong Kong

Harbin Subsidiary – 5000 mt

*Headquarters, Concentrate Factory- 5000 mt,
*Research institute
*Hebei Regional Subsidiary- 2000 mt, Sept 2006

Anhui Subsidiary- 2000 mt, July 2006

Central, Southern & Western China

Distribution, Sales and Marketing



- Multi-level sales support
- Create village-level presence for sales, support and inventory for the local farmers
- Alleviate shipping and logistics issues re: liquid shipments
- “Coca cola” business model
- Launch regional sales development campaigns based on sales partnerships, targeted print, radio and TV advertising

Competitive Advantages

- Most manufacturers operate regionally
- Significant barriers to entry:
  - Fertilizer manufacturers must be certified:
    - Full vs. 1 year temporary
    - Full certification is 7 year process: $1 million + cost
    - Only 747 of 7,055 fertilizer manufacturers are fully certified
  - PRC's small farms
    - Sales cost to access individual customers
    - Farmers make changes SLOWLY
  - Requirement for regionalized production



CHINA AGRITECH



Experienced Management Team

Executive Team – beneficial owner of 57% of outstanding shares

- **Yu Chang – President, CEO & Founder, with firm since 1994.** Formerly with the Agricultural Bank of China. Beneficial ownership of 77% of outstanding shares.
- **Liu Ju Peng – CFO,** served as CFO for Tailong since 1997
- **Xiaorong Teng - VP of Sales and Marketing,** served the Company and its predecessors since 1994.
- **Tak Shing Eddie Wong - VP of Sales,** joined the Company in 2005.
- **Tik Man Tsoi - VP of Administration,** served as the Vice President of Administration since the acquisition of Tailong in February 2005.
- **Richard Dean-** US-based representatives.

Robust Revenue Growth


Revenue Growth ($M)
2 Yr.CAGR 44%
$12.18
$15.85
$25.34
$15.17
$15.92
30
25
20
15
10
5
0
2003
2004
2005
2005 1H
2006 1H

Gross profit & margin



$16
$12
$8
$4
$-
52%
50%
48%
46%
44%
2 Yr.CAGR 48%
$12.49
$7.70
$5.73
$7.26
$8.20
47%
49%
49%
48%
52%
2003
2004
2005
2005 1H
2006 1H
Gross profit ($M)
Gross margin

Operating Income Growth


2 Yr.CAGR 57%
$8
$6
$4
$2
$-
40%
30%
20%
10%
0%
$3.03
$5.73
$7.48
$3.17
$5.83
25%
36%
30%
21%
37%
2003
2004
2005
2005 1H
2006 1H
Operating income ($M)
Operating margin

CHINA AGRITECH

Comparative Valuation

Company	Ticker Symbol	Stock Price ($)	Market Cap	P/E (ttm)	Profit Margin (ttm)	EV/ Revenue (ttm)	EV/ EBITDA (ttm)	Price/ Sales (ttm)	Price/ Book (ttm)
China Agritech, Inc.	CAGC	2.75	59.2	10.2	18%	1.7	4.9	2.1	2.2
Bodisen Biotech, Inc.	BBC	12.35	224.5	21.3	25%	5.4	17.0	6.1	3.9
Bunge Ltd.	BG	55.18	6,590.1	16.2	2%	0.4	13.8	0.3	1.5
Mosaic Corp.	MOS	16.30	6,353.1	-	-2%	1.7	11.6	1.2	1.8
UAP Holding Crop.	UAPH	20.15	1,027.0	14.0	3%	0.5	9.0	0.4	4.9
Terra Nitrogen Co.	TNH	19.95	372.7	15.6	5%	0.8	9.1	0.8	2.5
Average				16.8	9%	1.7	12.1	1.8	2.9

Yahoo Finance @ August 16, 2006

CHINA AGRITECH

Income Statement, 6 months ended June 30

	2006 ($000)	% of sales	2005 ($000)	% of sales	YOY Change
Net Sales	$15,921	100%	15,170	100%	5.0%
Gross Profit	8,203	51.5	7,260	47.9	13.0%
Operating Income	5,832	36.6	4,262	28.1	36.8
Net Income	3,102	19.5	2,071	13.7	49.8
Diluted EPS	.17		.15		13.3

CHINA AGRITECH



Summary Balance Sheet

($ in thousands)	June 30, 2006	December 31, 2005
Cash	$8,630	$531
Working Capital	$24,391	$10,230
Total Debt	$0	$0
Shareholders' Equity	$24,362	$10,058

CHINA AGRITECH

Investment Summary


有机食品
ORGANIC FOOD

- Large market opportunity & fastest growing segment of the market
  - Increasing demand for higher crop yield
- Growth Strategy to expand domestically and internationally
  - Reduce impact of seasonality
  - Increase capacity by year end to 13,000 metric tons, with potential revenue of over $80 million
- Strong competitive advantages
  - Proprietary formulas
  - Nationally certified
- Ongoing support from PRC to increase sustainable agricultural output